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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 13, 2004


                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   00-19813                  04-3083360
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 (State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)            Identification No.)


               1875 Lawrence Street, Suite 1100, Denver, CO 80202
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 303-293-0212

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On December 13, 2004, the Board of Directors of InfoNow Corporation (the "Company"), based upon the recommendation of the Governance Committee of the Board of Directors, approved, effective January 1, 2005, a $3,500 increase in the annual cash compensation to be paid to the Chair of the Company's Audit Committee of the Board of Directors. Mr. Allan Spies, one of the Company's independent directors, currently serves as Chair of the Audit Committee. The cash portion of the Audit Committee Chair's annual retainer fee is paid in equal quarterly installments beginning on January 1 of each year. A summary of the retainer compensation package for the Company's nonemployee directors and Board of Director committee members is attached hereto as exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

         N/A

(b) Pro Forma Financial Information.

         N/A

(c) Exhibits.

         10.1 Summary of the retainer compensation package for the nonemployee directors and Board of Director committee members




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INFONOW CORPORATION


Date:    January 5, 2005                     By:    /s/ Harold R. Herbst
                                                  ------------------------------
                                             Name:    Harold R. Herbst
                                             Title:   Chief Financial Officer



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                                  EXHIBIT INDEX

      10.1 Summary of the retainer compensation package for the nonemployee directors and Board of Director committee members